Dreyfus Premier
High Yield
Securities Fund

ANNUAL REPORT October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            17   Statement of Financial Futures

                            18   Statement of Assets and Liabilities

                            19   Statement of Operations

                            20   Statement of Changes in Net Assets

                            22   Financial Highlights

                            26   Notes to Financial Statements

                            34   Report of Independent Auditors

                            35   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                                                                 Dreyfus Premier
                                                     High Yield Securities Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier High Yield Securities Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that high quality, taxable bond yields will remain relatively low and that the investment environment in general will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier High Yield Securities Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2001, the fund achieved a total return of -23.12% for Class A shares, -23.72% for Class B shares, -23.83% for Class C shares and -23.06% for Class T shares.(1) This compares with a 0.05% return for the fund's benchmark, the Merrill Lynch High Yield Master II Index, for the same period.(2)

We remain disappointed in the fund' s performance. Throughout the reporting period, lower corporate earnings and capital spending have severely affected many high yield issuers and the September 11 terrorist attacks further eroded the market environment. Despite our best intentions to upgrade the portfolio, low prices limited our ability to do so. We had little choice but to retain some holdings that we otherwise might have sold. Because the fund was positioned in lower quality, high yield securities, these negative influences were magnified and caused the fund to underperform its benchmark.

What is the fund's investment approach?

The fund seeks to maximize total return, consisting of capital appreciation and current income. To do so, we invest in high yield fixed-income securities, including convertibles, preferred stocks and warrants, and other sectors of the fixed-income marketplace. Issuers of below investment-grade securities may be in the early stages of development or may have highly leveraged balance sheets.

In making our investment decisions, we review the securities issued by a wide range of firms, including new companies, companies breaking into new industries, and companies that, while fundamentally sound, have experienced financial difficulty. Our approach to selecting individual issues is based on intensive credit analysis -- our projection of The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

each issuer' s ability to repay its debt. We attempt to add balance to our portfolio by purchasing the securities of more established companies, which generally tend to operate in more stable markets with relatively predictable consumer demand.

In each case, our emphasis is on uncovering out-of-favor companies that we believe are undervalued. We search for likely changes in ownership, management or corporate strategy -- events that could lead the market to discover the value we have seen and create the potential for price appreciation.

Historically, seeking out and investing in out-of-favor companies increased the fund's total return potential, but it also has resulted in greater volatility of returns and has been a contributing factor in the fund' s relative underperformance during this reporting period.

What other factors influenced the fund's performance?

The high yield bond market's performance has been lackluster since mid-1998, when the failure of a leading hedge fund disrupted the entire marketplace. Since then, fewer institutional investors have participated in the high yield market. As demand has fallen, so has the ability of investors to buy and sell high yield bonds quickly and easily, putting downward pressure on prices.

The Federal Reserve Board made aggressive efforts to reinvigorate the U.S. economy through nine interest-rate reductions during the reporting period, totaling 4.00 percentage points. However, the business environment for most high yield issuers has continued to deteriorate during the reporting period, and the September 11 catastrophe only contributed to the market' s decline.

What is the fund's current strategy?

We have persisted in our attempts to upgrade the quality of the fund's holdings. However, widespread general liquidity issues in the high yield marketplace have limited our ability to sell existing holdings at what we think are competitive prices. As long as such holdings continue to pay high levels of interest, we intend to wait until better prices are available.

When upgrades have been possible, we have focused on companies that have at least a three-year operating history and positive cash flows. We have also focused more intently on investment-grade bonds. As of the end of the reporting period, bonds rated triple-B or better comprised approximately 14% of the fund.(3)

Please be assured that we are acutely aware of the concerns of our shareholders during this highly challenging time, and we are committed to restructuring the fund so that it is better positioned to achieve competitive total returns.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

(3) WHILE THE FUND IS NOT REQUIRED TO MAINTAIN AN OVERALL AVERAGE CREDIT QUALITY, AT LEAST 65% OF ITS ASSETS MUST BE INVESTED IN FIXED-INCOME SECURITIES OF BB OR LOWER ("JUNK") CREDIT QUALITY.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier High Yield Securities Fund Class A shares and the Merrill Lynch High Yield Master II Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER HIGH YIELD SECURITIES FUND ON 3/25/96 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH HIGH YIELD MASTER II INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 3/31/96 IS USED AS THE BEGINNING VALUE ON 3/25/96. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX INCLUDING ALL DOMESTIC AND YANKEE HIGH-YIELD BONDS WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY. BOTH INTEREST AND PRICE CHANGES FOR THE INDEX ARE CALCULATED DAILY BASED ON AN ACCRUED SCHEDULE AND TRADER PRICING. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

Average Annual Total Returns AS OF 10/31/01


                                                               Inception                                                From
                                                                 Date            1 Year              5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                               3/25/96          (27.52)%           (5.04)%            (2.07)%
WITHOUT SALES CHARGE                                            3/25/96          (23.12)%           (3.92)%            (1.03)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                          3/1/00          (26.37)%               --            (26.33)%
WITHOUT REDEMPTION                                               3/1/00          (23.72)%               --            (24.92)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                       3/1/00          (24.49)%               --            (25.06)%
WITHOUT REDEMPTION                                               3/1/00          (23.83)%               --            (25.06)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                              3/1/00          (26.52)%               --            (26.37)%
WITHOUT SALES CHARGE                                             3/1/00          (23.06)%               --            (24.32)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                        The Fund




STATEMENT OF INVESTMENTS

October 31, 2001

                                                                                              Principal
BONDS AND NOTES--74.6%                                                                         Amount(a)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--1.9%

AM General,

   Sr. Notes, Ser. B, 12.875%, 2002                                                             445,000                  438,325

Aircraft Lease Portfolio Securitisation 96-1,

  Pass-Through Trust, Ctfs.,

   Cl. D, 12.75%, 2006                                                                          859,787                  326,719

BE Aerospace,

   Sr. Sub. Notes, Ser. B, 8.875%, 2011                                                         384,000                  289,920

Stellex Industries,

   Sr. Sub. Notes, Ser. B, 9.5%, 2007                                                         2,000,000  (b)              20,000

                                                                                                                       1,074,964

AUTO LOANS--.6%

Ford Motor Credit,

   Global Landmark Securities, 6.5%, 2007                                                       340,000                  339,323

AUTOMOTIVE--1.8%

Advanced Accessory Systems/Capital,

   Sr. Sub. Notes, Ser. B, 9.75%, 2007                                                          600,000                  435,000

GMAC,

   Notes, 6.125%, 2006                                                                          395,000                  393,504

Hayes Lemmerz International,

   Sr. Notes, 11.875%, 2006                                                                     431,000  (c,d)           172,400

                                                                                                                       1,000,904

BUILDING MATERIALS--1.0%

American Builders & Contractors,

   Sr. Sub. Notes, Ser. B, 10.625%, 2007                                                        439,000                  436,805

Atrium Cos.,

   Sr. Sub. Notes, Ser. B, 10.5%, 2009                                                          175,000                  144,375

                                                                                                                         581,180

CABLE AND MEDIA--7.7%

Acme Intermediate Holdings/Finance,

   Sr. Secured Discount Notes, Ser. B, 0/12%, 2005                                            1,200,000  (e)             849,000

Adelphia Communications,

   Sr. Notes, 10.25%, 2011                                                                      500,000                  467,500

CD Radio,

   Sr. Discount Notes, 0/15%, 2007                                                            2,250,000  (e,f)           438,750

Charter Communications/Holdings:

   Sr. Discount Notes, 0/9.92%, 2011                                                            250,000  (e)             176,875

   Sr. Discount Notes, 0/11.75%, 2011                                                           388,000  (e)             235,710

   Sr. Notes, 10.75%, 2009                                                                      200,000                  210,500

   Sr. Notes, 10%, 2011                                                                         752,000                  763,280


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE AND MEDIA (CONTINUED)

Diamond Cable Communications:

   Sr. Notes, 13.25%, 2004                                                                       60,000                   31,500

   Sr. Notes, 11.75%, 2005                                                                      300,000                  147,000

Granite Broadcasting,

   Sr. Sub. Notes, 8.875%, 2008                                                                 200,000                  141,000

NTL:

   Deb., 11.2%, 2007                                                                            350,000                  271,250

   Sr. Notes, Ser. B, 11.5%, 2006                                                               240,000                  145,200

   Sr. Notes, Ser. B, 11.5%, 2008                                                               240,000                  140,400

Supercanal Holdings,

   Sr. Notes, 11.5%, 2005                                                                     2,000,000  (b,c)            85,000

Tri-State Outdoor Media Group,

   Sr. Notes, 11%, 2008                                                                         132,000                  93,060

UIH Australia/Pacific:

   Sr. Discount Notes, Ser. B, 14%, 2006                                                      1,380,000  (d)              63,825

   Sr. Discount Notes, Ser. D, 14%, 2006                                                        670,000  (d)              30,988

                                                                                                                       4,290,838

CHEMICALS--.3%

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 9.5%, 2007                                                                   400,000  (c,d)            26,000

Lyondell Chemical,

   Gtd. Sr. Notes, Ser. A, 9.625%, 2007                                                         126,000                  121,275

                                                                                                                         147,275

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--3.4%

Structured Asset Securities, REMIC,

   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          1,750,000  (c)           1,889,839

CONSUMER--.1%

Sleepmaster,

   Sr. Sub. Notes, Ser. B, 11%, 2009                                                            149,000  (b)              26,075

DIVERSIFIED CAPITAL GOODS--2.8%

Elgin National Industries,

   Sr. Notes, Ser. B, 11%, 2007                                                                 661,000                  525,495

Key Components/Finance,

   Sr. Notes, 10.5%, 2008                                                                       699,000                  639,585

Terex,

   Sr. Sub. Notes, Ser. B, 10.375%, 2011                                                        381,000                  394,335

                                                                                                                       1,559,415

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ENERGY EXPLORATION AND PRODUCTION--2.7%

Belden & Blake,

   Sr. Sub. Notes, Ser. B, 9.875%, 2007                                                         448,000                  356,160

Triton Energy,

   Sr. Notes, 9.25%, 2005                                                                       343,000                  379,015

Wiser Oil,

   Sr. Sub. Notes, 9.5%, 2007                                                                 1,000,000  (c)             800,000

                                                                                                                       1,535,175

ELECTRONICS--1.6%

American Tower,

   Sr. Notes, 9.375%, 2009                                                                      500,000                  408,750

Amkor Technology,

   Sr. Notes, 9.25%, 2008                                                                       600,000                  513,000

                                                                                                                         921,750

FINANCIAL--.4%

Armkel/Finance,

   Sr. Sub. Notes, 9.5%, 2009                                                                   177,000  (c)             185,850

Finova Group,

   Notes, 7.5%, 2009                                                                            150,000                  56,250

                                                                                                                         242,100

FOOD AND TOBACCO--1.7%

Chiquita Brands International,

   Sub. Deb., 9.125%, 2004                                                                      330,000  (b)             262,350

North Atlantic Trading,

   Sr. Notes, Ser. B, 11%, 2004                                                                 774,000                  669,510

                                                                                                                         931,860

FOREIGN/GOVERNMENTAL--.8%

Russian Federation,

   Bonds, 10%, 2007                                                                             500,000  (c)             458,125

INSURANCE--.7%

Conseco:

   Notes, 6.4%, 2003                                                                            300,000                  172,500

   Notes, 8.75%, 2004                                                                           400,000                  202,000

                                                                                                                         374,500

LEASING--1.7%

National Equipment Services:

   Sr. Sub. Notes, Ser. B, 10%, 2004                                                            252,000                  172,620

   Sr. Sub. Notes, Ser. D, 10%, 2004                                                            330,000                  226,050

Resource America,

   Sr. Notes, 12%, 2004                                                                         588,000                  560,070

                                                                                                                         958,740

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

LEISURE--2.5%

Booth Creek Ski Holdings,

   Sr. Notes, Ser. B, 12.5%, 2007                                                               507,000                  387,855

True Temper Sports,

   Sr. Sub. Notes, Ser. B, 10.875%, 2008                                                      1,000,000                  985,000

                                                                                                                       1,372,855

MACHINERY--3.0%

Case,

   Notes, Ser. B, 6.25%, 2003                                                                 1,000,000                  913,361

Day International Group,

   Sr. Sub. Notes, 9.5%, 2008                                                                   989,000                  749,168

                                                                                                                       1,662,529

METAL AND MINING--1.2%

Bethlehem Steel,

   Sr. Notes, 10.375%, 2003                                                                      77,000  (b)               5,005

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                  878,000                  487,290

Neenah:

   Sr. Sub. Notes, Ser. B, 11.125%, 2007                                                        246,000                  131,610

   Sr. Sub. Notes, Ser. D, 11.125%, 2007                                                         77,000                   41,195

                                                                                                                         665,100

OFFICE EQUIPMENT--.9%

IOS Capital,

   Notes, 9.75%, 2004                                                                           484,000                  503,849

PAPER PRODUCTS--1.8%

Corporation Durango S.A. de C.V.,

   Sr. Notes, 13.125%, 2006                                                                   1,000,000                  902,500

Riverwood International,

   Sr. Notes, 10.625%, 2007                                                                     120,000                  126,300

                                                                                                                       1,028,800

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--7.4%

Chase Mortgage Finance,

   Ser. 1994-E, Cl. B6, 6.25%, 2010                                                             274,087  (c)             177,014

GE Capital Mortgage Services, REMIC:

   Ser. 1993-13, Cl. B5, 6%, 2008                                                               291,142  (c)             193,852

   Ser. 1994-15, Cl. B5, 6%, 2009                                                               476,641  (c)             309,420

   Ser. 1996-12, Cl. B5, 7.25%, 2011                                                            317,725  (c)             181,368

MORSERV,

   Ser. 1996-1, Cl. B5, 7%, 2011                                                                347,567  (c)             238,663

Norwest Asset Securities:

   Ser. 1996-8, Cl. B4, 7.5%, 2026                                                              119,622  (c)             114,537

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Norwest Asset Securities: (continued)

   Ser. 1997-11, Cl. B4, 7%, 2027                                                               238,357  (c)             215,508

   Ser. 1997-15, Cl, B4, 6.75%, 2012                                                            346,060  (c)             318,984

   Ser. 1999-24, Cl. B6, 7%, 2029                                                               981,897  (c)             376,393

Prudential Home Mortgage Securities,

   REMIC, Ser. 1996-7, Cl. B5, 6.75%, 2011                                                      658,941  (c)             377,793

Residential Accredit Loans, REMIC:

   Ser. 1997-QS6, Cl. B2, 7.5%, 2012                                                            129,423  (c)             121,162

   Ser. 1997-QS6, Cl. B3, 7.5%, 2012                                                            231,357  (c)             124,547

Residential Funding Mortgage Securities I, REMIC:

   Ser. 1997-S15, Cl. B2, 7%, 2027                                                              750,671  (c)             564,115

   Ser. 1999-S13, Cl. B2, 6.5%, 2029                                                            711,532                  464,401

   Ser. 2001-S13, Cl. B3, 6.5%, 2016                                                            353,399                  103,663

Structured Asset Securities, REMIC:

   Ser. Greenpoint 1996-A, Cl. B5, 8.325%, 2027                                                 248,885  (c,g)           194,597

   Ser. Greenpoint 1996-A, Cl. B6, 8.320%, 2027                                                 199,308  (c,g)            59,253

                                                                                                                       4,135,270

RESTAURANTS--1.0%

LNR Property,

   Sr. Sub. Notes, Ser. B, 9.375%, 2008                                                         576,000                  561,600

SOFTWARE/SERVICES--.1%

Globix,

   Sr. Notes, 12.5%, 2010                                                                       150,000                  30,750

PSINET,

   Sr. Notes, 10.5%, 2006                                                                       265,000  (b)              19,875

                                                                                                                          50,625

SUPPORT SERVICES--1.2%

Coinmach,

   Sr. Notes, Ser. D, 11.75%, 2005                                                              634,000                  654,605

TELECOMMUNICATIONS--6.8%

DTI Holdings,

   Sr. Discount Notes, Ser. B, 0/12.5%, 2008                                                  2,375,000  (e,f)           178,125

Global Crossing Holdings,

   Sr. Notes, 8.7%, 2007                                                                        473,000                   75,680

Lucent Technologies,

   Deb., 6.45%, 2029                                                                            212,000                  134,620

MGC Communications,

   Sr. Notes, Ser. B, 13%, 2004                                                               4,000,000                1,300,000

Marconi,

   Notes, 5.625%, 2005                                                      EUR                 265,000                   85,991


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

Metromedia Fiber Network:

   Sr. Notes, 10%, 2009                                                                       2,942,000                  661,950

   Sr. Notes, Ser. B, 10%, 2008                                                               1,030,000                  231,750

Northeast Optic Network,

   Notes, 12.75%, 2008                                                                          283,000                   72,165

Telewest Communications,

   Sr. Discount Notes, 0/9.25%, 2006                                                          1,120,000  (e)             484,400

Telewest Finance:

   Conv. Notes, 6%, 2005                                                                        500,000  (c)             340,781

   Conv. Notes, 6%, 2005                                                                        185,000                  126,089

WAM ! NET,

   Sr. Discount Notes, 0/13.25%, 2005                                                         1,750,000  (e,f)            43,225

Williams Communications Group,

   Sr. Notes, 10.875%, 2009                                                                     200,000                   85,000

                                                                                                                       3,819,776

TEXTILES--1.4%

Levi Strauss & Co.,

   Sr. Notes, 11.625%, 2008                                                                   1,124,000                  792,420

TRANSPORTATION--.7%

Terminal Railroad Association,

   First Mortgage, 4%, 2019                                                                     545,000                  401,542

U.S. GOVERNMENTS--6.2%

U.S. Treasury Bonds,

   5.375%, 2/15/2031                                                                          2,035,000                2,189,843

U.S. Treasury Inflation Protection Securities,

   3.5%, 1/15/2011                                                                              667,000  (h)             708,034

U.S. Treasury Notes,

   5%, 8/15/2011                                                                                550,000                  582,115

                                                                                                                       3,479,992

UTILITIES/ELECTRIC--.8%

Mission Energy Holding,

   Sr. Notes, 13.5%, 2008                                                                       385,000  (c)             431,200

WIRELESS COMMUNICATIONS--10.4%

Alamosa Holdings:

   Sr. Discount Notes, 0/12.875%, 2010                                                          720,000  (e)             410,400

   Sr. Notes, 13.625%, 2011                                                                     325,000  (c)             332,313

Comunicacion Celular,

   Sr. Notes, 14.125%, 2005                                                                   1,750,000  (c)           1,614,375

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

WIRELESS COMMUNICATIONS (CONTINUED)

Crown Castle International,

   Sr. Notes, 9.375%, 2011                                                                      265,000                  231,875

Nextel Communications:

   Conv. Sub. Deb., 5.25%, 2010                                                                 955,000                  500,181

   Sr. Notes, 9.375%, 2009                                                                      750,000                  528,750

   Sr. Notes, 9.5%, 2011                                                                        250,000                  172,500

Spectrasite Holdings:

   Sr. Discount Notes, 0/11.25%, 2009                                                           650,000  (e)             191,750

   Sr. Discount Notes, Ser. B, 0/12.875%, 2010                                                  370,000  (e)              96,200

TeleCorp PCS,

   Sr. Sub. Notes, 10.625%, 2010                                                                482,000                  561,530

Telesystem International Wireless,

   Sr. Notes, 14%, 2003                                                                       1,025,219  (c)             620,258

Tritel PCS,

   Sr. Sub. Notes, Ser. B, 10.375%, 2011                                                        207,000                  238,568

U.S. Unwired,

  Sr. Sub. Discount Notes,

   Ser. B, 0/13.375%, 2009                                                                      530,000  (e)             336,550

                                                                                                                       5,835,250

TOTAL BONDS AND NOTES

   (cost $55,048,687)                                                                                                 41,727,476
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--16.3%                                                                          Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--3.7%

Granite Broadcasting,

   Cum., $127.50                                                                                  2,722                  609,728

Paxson Communications:

   Cum., $1,325                                                                                      90                  801,000

   Cum. Conv., $975                                                                                  73  (c)             635,141

                                                                                                                       2,045,869

CONSTRUCTION--4.1%

FWT, Ser. A,

   Cum. $.10                                                                                  1,068,666                  480,900

Kaiser Group Holdings,

   Cum., $3.85                                                                                   79,194                1,821,462

                                                                                                                       2,302,362

OIL AND GAS--.5%

EXCO Resources,

   Cum. Conv., $1.05                                                                             15,068                  262,183




PREFERRED STOCKS (CONTINUED)                                                                     Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PAPER AND PACKAGING--1.5%

SF Holdings Group:

   Cum., $1,375                                                                                      57  (c)             313,500

   Ser. B, Cum., $1,375                                                                             100                  550,000

                                                                                                                         863,500

TELECOMMUNICATION/CARRIERS--.4%

Adelphia Business Solutions,

   Ser. B, Cum., $128.75                                                                          1,661                   19,932

CSC Holdings,

   Ser. H, Cum. $117.50                                                                           1,935                  205,110

                                                                                                                         225,042

UTILITIES--2.3%

TNP Enterprises,

   Ser. D, Cum., $145                                                                             1,209                1,257,360

WIRELESS COMMUNICATIONS--3.8%

Crown Castle International,

   Cum., $127.50                                                                                  2,824                2,146,240

TOTAL PREFERRED STOCKS

   (cost $13,332,011)                                                                                                  9,102,556
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--.2%
--------------------------------------------------------------------------------

CONSTRUCTION--.1%

FWT, Cl. A                                                                                       93,333  (f)              18,667

Kaiser Group Holdings                                                                            23,400  (f)              47,970

Kaiser Group Holdings (rights)                                                                   79,194  (f,i,k)               0

                                                                                                                          66,637

FINANCIAL--.1%

Ono Finance (warrants)                                                                            1,000  (c,f)            40,000

TOTAL COMMON STOCKS

   (cost $88,867)                                                                                                        106,637
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--5.4%                                                                   Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--5.1%

BP Amoco Capital,

   2.64%, 11/1/2001                                                                           1,355,000                1,355,000

Philip Morris Cos.,

   2.62%, 11/1/2001                                                                           1,500,000                1,500,000

                                                                                                                       2,855,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
SHORT-TERM INVESTMENTS (CONTINUED)                                                             Amount(a)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS--.3%

   2.16%, 11/19/2001                                                                            200,000  (j)             199,672

TOTAL SHORT-TERM INVESTMENTS

   (cost $3,054,480)                                                                                                   3,054,672
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $71,524,045)                                                                             96.5%               53,991,341

CASH AND RECEIVABLES (NET)                                                                         3.5%                1,965,228

NET ASSETS                                                                                       100.0%               55,956,569

(A)  PRINCIPAL AMOUNT STATED IN U.S. DOLLARS UNLESS OTHERWISE NOTED. EUR--EUROS

(B)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31,
     2001, THESE SECURITIES AMOUNTED TO $11,511,988 OR 20.6% OF NET ASSETS.

(D)  SUBSEQUENT TO 10/31/2001, THESE SECURITIES BECAME NON-INCOME PRODUCING.

(E)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(F)  NON-INCOME PRODUCING SECURITY.

(G)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(H)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX.

(I)  THE RIGHTS ALLOW THE HOLDER TO PUT PREFERRED STOCK BACK TO THE COMPANY
     UNDER CERTAIN CONDITIONS.

(J)  PARTIALLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES
     POSITIONS.

(K)  THE VALUATION OF THIS SECURITY HAS BEEN DETERMINED IN GOOD FAITH UNDER THE
     DIRECTION OF THE BOARD OF TRUSTEES.


                                                 Acquisition  Purchase
Issuer                                                  Date  Price ($)           Net Assets (%)          Valuation ($)
------------------------------------------------------------------------------------------------------------------------------------

Kaiser Group Holdings (rights)                     6/26/2001       .00                      .00                    .00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

October 31, 2001

                                                                                           Unrealized
                                                        Market Value                     Appreciation
                                                         Covered by                     (Depreciation)
                                            Contracts  Contracts ($)    Expiration      at 10/31/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 10 Year Notes                        27     3,010,922  December 2001           41,875

U.S. Treasury 30 Year Bonds                        17     1,877,438  December 2001           45,844

FINANCIAL FUTURES SHORT

U.S. Treasury 5 Year Notes                          6       659,156  December 2001           (2,813)

Euro Currency                                       1       112,300  December 2001              (25)

                                                                                             84,881

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                              Cost         Value

--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  71,524,045  53,991,341

Cash                                                                    102,652

Receivable for investment securities sold                             1,783,968

Dividends and interest receivable                                     1,506,263

Receivable for futures variation margin--Note 4(a)                       44,978

Paydowns receivable                                                       5,554

Receivable for shares of Beneficial Interest subscribed                     328

                                                                      57,435,084

--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            55,996

Payable for investment securities purchased                           1,213,490

Payable for shares of Beneficial Interest redeemed                      124,006

Accrued expenses                                                         85,023

                                                                       1,478,515

--------------------------------------------------------------------------------

NET ASSETS ($)                                                       55,956,569
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     156,827,354

Accumulated undistributed investment income--net                        692,586

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                 (84,115,485)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions
  (including $84,881 net unrealized
  appreciation on financial futures)--Note 4(b)                     (17,447,886)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       55,956,569

NET ASSET VALUE PER SHARE


                                                           Class A     Class B      Class C              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           48,958,680  5,199,883    1,622,090              175,916

Shares Outstanding                                        8,479,680    905,863      283,854               30,479
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                  5.77      5.74          5.71                 5.77

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             7,958,331

Cash dividends                                                       2,445,473

TOTAL INCOME                                                        10,403,804

EXPENSES:

Management fee--Note 3(a)                                              440,135

Shareholder servicing costs--Note 3(c)                                 260,938

Interest expense--Note 2                                                75,138

Registration fees                                                       66,325

Distribution fees--Note 3(b)                                            50,215

Professional fees                                                       32,192

Custodian fees--Note 3(c)                                               14,528

Prospectus and shareholders' reports                                    12,029

Trustees' fees and expenses--Note 3(d)                                  10,062

Miscellaneous                                                            8,559

TOTAL EXPENSES                                                         970,121

INVESTMENT INCOME--NET                                               9,433,683
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
  (including options written):

  Long transactions                                                (59,256,312)

  Short sale transactions                                            1,457,220

Net realized gain (loss) on financial futures                          219,608

NET REALIZED GAIN (LOSS)                                           (57,579,484)

Net unrealized appreciation (depreciation) on investments, securities sold short and foreign currency transactions (including $84,881 net unrealized appreciation on financial futures) 28,672,267

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (28,907,217)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (19,473,534)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                              ----------------------------------

                                                     2001  2000(a,b)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          9,433,683           16,989,872

Net realized gain (loss) on investments       (57,579,484)         (15,006,394)

Net unrealized appreciation (depreciation)
   on investments                              28,672,267          (14,844,593)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (19,473,534)         (12,861,115)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (8,736,067)         (18,374,288)

Class B shares                                   (679,053)            (240,348)

Class C shares                                   (199,561)             (47,309)

Class T shares                                    (25,964)              (9,894)

TOTAL DIVIDENDS                                (9,640,645)         (18,671,839)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 14,576,069           44,120,477

Class B shares                                  6,114,222            6,238,850

Class C shares                                  2,012,333            1,170,867

Class T shares                                    153,489              158,984

Dividends reinvested:

Class A shares                                  5,220,629           10,589,264

Class B shares                                    232,933              120,441

Class C shares                                     52,512               15,926

Class T shares                                     12,520                2,808

Cost of shares redeemed:

Class A shares                                (27,012,045)         (84,077,533)

Class B shares                                 (3,714,241)            (691,340)

Class C shares                                   (456,742)            (450,611)

Class T shares                                    (42,873)                 --

Redemption fee                                         --                3,421

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (2,851,194)         (22,798,446)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (31,965,373)         (54,331,400)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            87,921,942          142,253,342

END OF PERIOD                                  55,956,569           87,921,942

Undistributed investment income--net              692,586              898,808


                                                      Year Ended October 31,
                                               ---------------------------------
                                                     2001              2000(a,b)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                     2,135,256            3,860,943

Shares issued for dividends reinvested            797,036              989,036

Shares redeemed                                (3,915,827)          (7,735,870)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (983,535)          (2,885,891)
--------------------------------------------------------------------------------

CLASS B

Shares sold                                       855,854             605,966

Shares issued for dividends reinvested             36,481              12,506

Shares redeemed                                  (531,442)            (73,502)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     360,893             544,970
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       277,286             116,120

Shares issued for dividends reinvested              8,311               1,569

Shares redeemed                                   (69,277)            (50,155)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     216,320              67,534
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        20,704              14,125

Shares issued for dividends reinvested              1,980                 253

Shares redeemed                                    (6,583)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      16,101               14,378

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS B, CLASS C AND CLASS T SHARES.

(B)  ON MARCH 1, 2000, OUTSTANDING SHARES WERE RECLASSIFIED AS CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                     Year Ended October 31,
                                                                     -------------------------------------------------------
CLASS A SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.72          11.52          11.06          14.76         13.83

Investment Operations:

Investment income--net                                            .99           1.50           1.55           1.55          1.58

Net realized and unrealized gain (loss)
   on investments                                               (2.93)         (2.69)           .48          (3.69)         1.05

Total from Investment Operations                                (1.94)         (1.19)          2.03          (2.14)         2.63

Distributions:

Dividends from investment income--net                           (1.01)         (1.61)         (1.58)         (1.57)        (1.56)

Dividends from net realized gain
   on investments                                                  --             --            --            (.02)         (.23)

Total Distributions                                             (1.01)         (1.61)         (1.58)         (1.59)        (1.79)

Redemption fees added to paid-in capital                           --            .00(a,b)       .01(b)         .03(b)        .09(b)

Net asset value, end of period                                   5.77           8.72          11.52          11.06         14.76
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (23.12)(c)     (12.19)(c)      19.61  (16.28)               21.13
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                            1.25           1.08           1.08           1.06           .71

Ratio of interest expense to
   average net assets                                             .11            .13            .14            .15           .34

Ratio of net investment income
   to average net assets                                        13.95          13.48          13.50          10.87         11.72

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                         --             --             --             --           .43

Portfolio Turnover Rate                                        192.44          21.89          41.72         117.34        252.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          48,959         82,488        142,253        130,224       120,818

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                          Year Ended October 31,
                                                          ----------------------
CLASS B SHARES                                               2001      2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         8.67     11.94

Investment Operations:

Investment income--net                                       1.00      1.12

Net realized and unrealized gain (loss)
   on investments                                           (2.99)    (3.19)

Total from Investment Operations                            (1.99)    (2.07)

Distributions:

Dividends from investment income--net                        (.94)    (1.20)

Net asset value, end of period                               5.74      8.67
--------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                        (23.72)   (27.96)(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets            1.95      1.86(c)

Ratio of interest expense to average net assets               .13       .32(c)

Ratio of net investment income
   to average net assets                                    13.58     11.79(c)

Portfolio Turnover Rate                                    192.44     21.89
----------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       5,200     4,724

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          Year Ended October 31,
                                                          ----------------------
CLASS C SHARES                                               2001        2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         8.66       11.94

Investment Operations:

Investment income--net                                       1.11         .98

Net realized and unrealized gain (loss)
   on investments                                           (3.10)      (3.07)

Total from Investment Operations                            (1.99)      (2.09)

Distributions:

Dividends from investment income--net                        (.96)      (1.19)

Net asset value, end of period                               5.71        8.66
--------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                       (23.83)     (28.16)(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets            1.92        1.93(c)

Ratio of interest expense to average net assets               .15         .28(c)

Ratio of net investment income
   to average net assets                                    13.46       11.79(c)

Portfolio Turnover Rate                                    192.44       21.89
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,622         585

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        Year Ended October 31,
                                                          ----------------------

CLASS T SHARES                                               2001     2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         8.70    11.94

Investment Operations:

Investment income--net                                       1.05     1.20

Net realized and unrealized gain (loss)
   on investments                                           (2.98)   (3.23)

Total from Investment Operations                            (1.93)   (2.03)

Distributions:

Dividends from investment income--net                       (1.00)   (1.21)

Net asset value, end of period                               5.77     8.70
--------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                        (23.06)  (27.38)(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets            1.30     1.33(c)

Ratio of interest expense to average net assets               .13      .22(c)

Ratio of net investment income
   to average net assets                                    14.84    12.25(c)

Portfolio Turnover Rate                                    192.44    21.89
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         176      125

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier High Yield Securities Fund (the "fund" ) is a separate diversified series of Dreyfus Premier Fixed Income Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On February 7, 2001, the Board of Trustees approved a change of the Company's name from "Dreyfus Debt and Equity Funds" to "Dreyfus Premier Fixed Income Funds". This change was effective on February 12, 2001.

Dreyfus Service Corporation ("the Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $277 during the period ended October 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective November 1, 2001, is to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities of $211,485. This adjustment will therefore, have no effect on the net assets of the fund.

(d) Dividends to shareholders: It is the policy of the fund to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $83,983,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, $7,297,000 of the carryover expires in fiscal 2006, $4,229,000 expires in fiscal 2007, $15,006,000 expires in fiscal 2008 and $57,451,000 expires in fiscal 2009.

During the period ended October 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $740, decreased accumulated net realized gain (loss) on investments by $53 and decreased paid-in capital by $687. Net assets were not effected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a separate $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended October 31, 2001 was approximately $1,135,100, with a related weighted average annualized interest rate of 6.62%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $9,709 during the period ended October 31, 2001 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2001, Class B, Class C and Class T shares were charged $38,792, $10,967 and $456, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, Class A, Class B, Class C and Class T shares was charged $152,240, $12,931, $3,656 and $456, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $47,581 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2001, the fund was charged $14,528 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, financial futures and option transactions during the period ended October 31, 2001:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       122,163,701          135,340,863

Short sale transactions                      80,280                   --

     TOTAL                              122,243,981          135,340,863

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. The fund's long security positions serve as collateral for the open short positions. At October 31, 2001, there were no securities sold short outstanding.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates. At October 31, 2001, there were no call options written outstanding.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. At October 31, 2001, there were no put options written outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2001, are set forth in the Statement of Financial Futures.

The fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities.

(b) At October 31, 2001, accumulated net unrealized depreciation on investments and financial futures was $17,447,823, consisting of $3,206,400 gross unrealized appreciation and $20,654,223 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier High Yield Securities Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier High Yield Securities Fund (one of the funds comprising Dreyfus Premier Fixed Income Funds) as of October 31, 2001 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier High Yield Securities Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

New York, New York

December 14, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates 25.67% of the ordinary dividends paid during the fiscal year ended October 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.

                                                                        The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier High Yield Securities Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  043AR1001